UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 9, 2013

KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

On September 9, 2013, Kennedy-Wilson Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. (the “Underwriter”), relating to the public offering of 6,000,000 newly issued shares of the Company's common stock pursuant to the Company's registration statement on Form S-3 (File No. 333-184752). Pursuant to the Underwriting Agreement, the Company also granted the Underwriter the option, exercisable for 30 days after the date of the Underwriting Agreement, to purchase up to 900,000 additional newly issued shares of the Company's common stock. On September 10, 2013, the Underwriter exercised such option in full.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

1.1	Underwriting Agreement, dated as of September 9, 2013, between Kennedy-Wilson Holdings, Inc. and Deutsche Bank Securities Inc.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By: /s/ JUSTIN ENBODY
_______________________________________
Justin Enbody
Chief Financial Officer

Date: September 13, 2013

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of September 9, 2013, between Kennedy-Wilson Holdings, Inc. and Deutsche Bank Securities Inc.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)